AMENDMENT NO. 2
			       TO
		  DEFERRED COMPENSATION AGREEMENT



	AMENDMENT made as of October 14, 2004, to Deferred
Compensation Agreement made as of February 2, 2000 (the
"Original Agreement") and Amendment No. 1 to the Deferred
Compensation Agreement made as of March 20, 2003 (together with the Original Agreement, the "Agreement"), by and between Harris & Harris Group, Inc., a corporation organized under the laws of the State of New York (the
"Company") and Charles E. Harris (the "Executive").

	WHEREAS, the Executive is entitled and wishes to have any deferred compensation payable under the Agreement to be deemed salary or other compensation to the Executive for the purpose of computing benefits under the Company's
Executive Mandatory Retirement Benefit Plan;

	NOW THEREFORE, the parties hereto agree as follows:

	1.  Amendment No. 1 to the Deferred Compensation
Agreement is hereby repealed and Section 7 of the Agreement shall read as it did in the Original Agreement.

	IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to the Agreement to be executed by its duly authorized officer and the Executive has executed this Amendment No. 2 to the Agreement as of the date first written above.

				HARRIS & HARRIS GROUP, INC.

				By:/s/ Mel P. Melsheimer
				   ------------------------
				   Name: Mel P. Melsheimer
				   Title:   President



				   /s/ Charles E. Harris
				   ------------------------
				   Charles E. Harris